UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2025

INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37986	47-4219082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9100 South Dadeland Blvd., Suite 1100, Miami, Florida	33156
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock ($0.0001 par value)	IMXI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 10, 2025, International Money Express, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, The Western Union Company, a Delaware corporation (“Parent”), and Ivey Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent. Capitalized terms used herein without definition have the meanings specified in the Merger Agreement.

Merger Consideration

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (subject to limited exceptions, such as treasury shares or shares as to which dissenters’ rights have been properly exercised in accordance with Delaware law) shall be converted automatically into the right to receive an amount in cash equal to $16.00 per share, without interest (the “Merger Consideration”).

Closing Conditions

Consummation of the Merger is subject to various customary closing conditions, including: (i) approval of the stockholders of the Company (the “Stockholder Approval”), (ii) the absence of any judgment by any governmental authority of competent jurisdiction or any applicable law that enjoins, restrains or otherwise makes illegal, prevents or prohibits consummation of the Merger (“Restraints”), (iii) the expiration or termination of the applicable waiting period (including any extension thereof) under the Hart-Scott-Rodino Act (the “HSR Act”), (iv) the receipt of applicable governmental consents, approvals or other clearances required to be obtained under the Merger Agreement, including with respect to the Company’s and its subsidiaries’ money transmitter licenses, and (v) other customary closing conditions, including (a) each party’s representations and warranties being true and correct, subject to certain customary qualifications, (b) each party’s compliance with or performance of, in all material respects, its obligations under the Merger Agreement and (c) the absence of a material adverse effect with respect to the Company.

No-Shop; Fiduciary Out

Pursuant to the Merger Agreement, the Company has agreed not to, among other items and subject to certain exceptions set out in the Merger Agreement, initiate, solicit or knowingly encourage or facilitate any inquiries or requests for information with respect to, or the making of, any inquiry regarding, or any proposal or offer that constitutes, a Takeover Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to a Takeover Proposal. Prior to obtaining Stockholder Approval, however, subject to satisfaction of certain conditions and under the circumstances specified in the Merger Agreement, the Board of Directors of the Company (“Board”) or the Strategic Alternatives Committee of the Board (the “SAC”) may: (i) in response to an Intervening Event, (a) fail to make or include in the Company’s proxy statement in respect of the Stockholder Approval its recommendation that the Company’s stockholders vote to adopt the Merger Agreement (the “Board Recommendation”), or (b) withhold, withdraw (or modify in a manner adverse to Parent) the Board Recommendation or (ii) if the Company has received a binding offer for a Superior Proposal, make an Adverse Recommendation Change and cause the Company to enter into a definitive agreement to consummate such Superior Proposal and terminate the Merger Agreement so long as, in either case, the Board or SAC determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such actions, as applicable, would be likely to be inconsistent with the directors’ fiduciary duties under applicable law, subject to complying with notice and other specified conditions, including customary match rights of Parent, and, in the case of a termination of the Merger Agreement, payment to Parent of the termination fee described below.

Termination and Fees

The Merger Agreement contains certain termination rights for both the Company and Parent, including the right of either party to terminate the Merger Agreement if: (i) the Merger is not completed by May 11, 2026 (such date, as may be extended, the “Outside Date”), provided that the Outside Date (a) will be automatically extended to August 10, 2026 if certain of the conditions to closing have not been satisfied or waived (to the extent due to a Restraint relating to any Antitrust Law, the Money Transmitter Requirement Approval or any other consents, approvals or clearances required under the Merger Agreement), but all of the other closing conditions have been satisfied or waived (or, in the case of conditions that by their nature are to be satisfied at the closing, which conditions would reasonably be expected to be satisfied if the closing were to occur on the Outside Date), and (b) will be automatically further extended to November 10, 2026 if, as of August 10, 2026, there is any Restraint with respect to any Money Transmitter Requirement Approval or the condition as to the Money Transmitter Requirement Approval has not been satisfied or waived, in each case, solely with respect to certain specified states as set forth in the Merger Agreement;  (ii) any Restraint is in effect and becomes final and non-appealable, so long as a breach by the terminating party of any of its representations and warranties or obligations under the Merger Agreement was not the proximate cause of, and did not result in, such Restraint; or  (iii) the Stockholder Approval is not obtained prior to the conclusion of the Company’s stockholders’ meeting relating thereto (including any adjournments or postponements thereof).

Parent can terminate the Merger Agreement if: (i) the Company breaches any of its representations or warranties (or such representations or warranties shall have become untrue or inaccurate) or fails to perform under any covenants or agreements set forth in the Merger Agreement, which breach, untruth, inaccuracy or failure to perform (a) would give rise to a failure of certain conditions to close and (b) is incapable of being cured, or if capable, is not cured within forty-five calendar days following receipt by the Company of notice from Parent of such breach, untruth, inaccuracy or failure to perform; or (ii) the Board or the SAC makes an Adverse Recommendation Change.

The Company can terminate the Merger Agreement: (i) if either Parent or Merger Sub breaches any of its representations or warranties (or such representations or warranties shall have become untrue or inaccurate) or fails to perform under any covenants or agreements set forth in the Merger Agreement, which breach, untruth, inaccuracy or failure to perform (a) would give rise to a failure of certain conditions to close and (b) is incapable of being cured, or if capable, is not cured within forty-five calendar days following receipt by Parent of notice from the Company of such breach, untruth, inaccuracy or failure to perform; or (ii) to enter into a Company Acquisition Agreement that provides for a Superior Proposal (prior to receipt of Stockholder Approval), provided that the Company pays an applicable termination fee described below.

Upon termination of the Merger Agreement, (i) Parent, under specified circumstances, including termination of the Merger Agreement by the Company or Parent due to a Restraint relating to any Antitrust Law, will be required to pay the Company a termination fee equal to $27,300,000, and (ii) the Company, under specified circumstances, including termination of the Merger Agreement by (a) the Company to enter into a Company Acquisition Agreement that provides for a Superior Proposal (prior to receipt of Stockholder Approval) or (b) Parent as a result of an Adverse Recommendation Change, will be required to pay Parent a termination fee equal to $19,800,000.

Other Terms of the Merger Agreement

Pursuant to the Merger Agreement, at the Effective Time, each outstanding Company Option, Company RSU, Company PSU and Company Restricted Share will, subject to certain exceptions, be canceled, and the holder thereof shall then become entitled to be paid the Merger Consideration  to be paid in consideration therefor (or, in the case of each Company Option, the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock subject to such Company Option).

The Merger Agreement contains customary representations and warranties of the Company, Parent and Merger Sub relating to their respective businesses and the proposed transaction, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company, including, subject to certain exceptions, covenants relating to conducting its business in the ordinary course consistent with past practice, preserving business relationships with money transfer agents, banks, customers, vendors and others doing business with it, maintaining current business organizations, assets and permits, and retaining the services of its officers and key employees intact.

In addition, subject to the terms of the Merger Agreement, the Company, Parent and Merger Sub are required to use reasonable best efforts to consummate the Merger and obtain all required regulatory approvals, which will include clearance under domestic and foreign antitrust laws. However, neither Parent nor any of its subsidiaries or affiliates have any obligation to enter into a consent decree or order requiring the divestiture, licensing or holding separate of any assets or voting securities or the termination or modification of existing relationships or contractual rights, and neither the Company nor any of its subsidiaries may take any such action prior to closing without the prior written consent of Parent.

If the Merger is consummated, the shares of Company Common Stock will be delisted from the Nasdaq Stock Market and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be a complete description thereof and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors and securityholders are not third-party beneficiaries of the representations and warranties under Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, the Company, Parent, Merger Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the proxy statement (“Proxy Statement”) that the Company will file, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2025, the Compensation Committee of the Board adopted a Retention Bonus Program (the “Retention Program”) in order to encourage certain key employees, including certain of the Company’s named executive officers, to remain with the Company and continue to contribute to its success through and after the consummation of the Merger (the “Closing” and such date, the “Closing Date”) and, if the Merger is not consummated, to reward the individual for their contributions if they remain with the Company through February 10, 2027 (the “Retention Date”). The Compensation Committee approved the following amounts (the “Retention Bonuses”) payable to the Company’s named executive officers under the Retention Program: Robert Lisy, $1,000,000; Andras Bende, $525,000; Joseph Aguilar, $300,000; and Christopher Hunt, $475,000. If (x) the Closing occurs prior to the Retention Date, the Retention Bonuses will be paid out as follows: 50% on or as soon as reasonably practicable following the Closing Date, and 50% on or as soon as reasonably practicable following the six month anniversary of the Closing Date, and (y) the Closing does not occur on or prior to the Retention Date, then the aggregate amount of the Retention Bonus will be paid to each named executive officer listed above in a lump sum on the Retention Date, in each case, subject to continued employment through the applicable payment date; however, if the named executive officer is terminated without cause or due to such named executive officer’s death or disability or resignation for good reason (each as defined in the Retention Program), then the named executive officer would receive a payment of the Retention Bonus within thirty (30) days following such termination of employment (reduced by any previously delivered payment of the Retention Bonus).

Each of the named executive officers listed above entered into an award agreement issued under the Retention Program in connection with their grant thereunder. These award agreements provide that (i) effective as of immediately prior to the Effective Time, the named executive officer’s existing employment agreement with the Company or any of its subsidiaries will be deemed terminated and cancelled, other than with respect to the restrictive covenant obligations thereunder, (ii) in the event the named executive officer receives payment of their Retention Bonus as a result of their qualifying termination of employment, the named executive officer forfeits their right to receive any other severance payments or benefits with respect to such termination, and (iii) the named executive officer has waived his right to claim that the termination of his employment agreement would constitute good reason under his employment agreement.

Item 7.01.	Regulation FD.

On August 10, 2025, the Company and Parent jointly issued a press release announcing the entry into the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 10, 2025, by and among International Money Express, Inc., Ivey Merger Sub, Inc. and The Western Union Company.*
99.1	Joint press release, dated August 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Additional Information and Where to Find It

This communication relates to a proposed acquisition (the “Transaction”) of International Money Express, Inc. (“Intermex”) by The Western Union Company (“Western Union”).

In connection with the Transaction, Intermex will file with the SEC the Proxy Statement, the definitive version of which will be sent or provided to Intermex stockholders. Intermex may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Intermex may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed with the SEC or will be filed with the SEC by Intermex (when they become available) through the website maintained by the SEC at http://www.sec.gov or from Intermex at its website, www.intermexonline.com.

Participants in the Solicitation

Intermex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Intermex in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Intermex and other persons who may be deemed to be participants in the solicitation of stockholders of Intermex in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Transaction, which will be filed with the SEC. Additional information about Intermex, the directors and executive officers of Intermex and their ownership of Intermex common stock can also be found in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 27, 2025, and its definitive proxy statement, as amended, as filed with the SEC on May 12, 2025, and other documents subsequently filed by Intermex with the SEC. Free copies of these documents may be obtained as described above. To the extent holdings of Intermex securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the proposed transaction when it is filed with the SEC.

Forward-Looking Statements

Certain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included or incorporated in this communication are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “continued,” “project,” “plan,” “opportunity,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “could,” “intend,” “shall,” “possible,” “forecast,” “trends,” “contemplate,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “pipeline,” “expects,” “intends,” “might,”, “assumes,” “estimates,” “approximately,” “shall,” “our planning assumptions,” “future outlook,” “currently,” “target,” “guidance,” and similar and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. These factors and circumstances include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of Western Union to integrate and implement its plans, forecasts and other expectations with respect to our business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (iv) our ability to implement our business strategies; (v) potential significant transaction costs associated with the proposed transaction; (vi) changes in capital markets and the ability of the combined company to finance operations in the manner expected; (vii) potential litigation or regulatory actions relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm our business, including current plans and operations, and risks related to diverting management’s attention from our ongoing business operations and relationships; (ix) our ability to retain and hire key personnel; (x) potential adverse business uncertainty resulting from the announcement, pendency or completion of the proposed transaction, including restrictions during the pendency of the proposed transaction that may impact our ability to pursue certain business opportunities or strategic transactions; (xi) failure to obtain regulatory approval of the transaction, including under the HSR Act; (xii) legal, regulatory, tax and economic developments affecting our business; (xiii) changes in immigration laws and their enforcement, including any adverse effects on the level of immigrant employment, earning potential and other commercial activities; (xiv) our success in expanding customer acceptance of our digital services and infrastructure, as well as developing, introducing and marketing new digital and other products and services; and (xv) other risks and uncertainties described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and those indicated from time to time in other documents filed or to be filed with the SEC by Intermex. The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-looking statements contained in this communication are made as of the date of this communication, and Intermex disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.

Dated: August 11, 2025	By:	/s/ Andras Bende
	Name:	Andras Bende
	Title:	Chief Financial Officer